QuickLinks -- Click here to rapidly navigate through this document

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
MAXWELL TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

MAXWELL TECHNOLOGIES, INC.
9244 BALBOA AVENUE
SAN DIEGO, CA 92123

NOTICE OF THE 2003 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 8, 2003

To the Shareholders of
Maxwell Technologies, Inc.

        The 2003 Annual Meeting of Shareholders of Maxwell Technologies, Inc., a Delaware corporation (the "Company"), will be held on May 8, 2003 at 10:00 A.M., local time, at the Holiday Inn located at 3805 Murphy Canyon Road, San Diego, California for the following purposes, all as more fully set forth in the accompanying Proxy Statement:

  1.
  To elect Kenneth Potashner and José Cortes as directors of the Company in Class I, to serve until the 2006 annual meeting of shareholders and until their successors shall have been duly elected and qualified.

  2.
  To authorize under certain conditions, the issuance of up to 500,000 shares of the Company's Common Stock to Montena, SA, in accordance with the provisions of an amendment to the Purchase and Barter Agreement through which the Company acquired all of the outstanding shares of capital stock of Montena Components Ltd.

  3.
  To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

        The Board of Directors has fixed the close of business on March 5, 2003, as the record date for determining shareholders entitled to notice of and to vote at the meeting and any adjournment or adjournments thereof.

                      By Order of the Board of Directors,

                      Richard Smith
                       Secretary

Dated: March 24, 2003

        YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON AT THE MEETING, EVEN IF YOU PREVIOUSLY RETURNED A SIGNED PROXY.

MAXWELL TECHNOLOGIES, INC.
9244 Balboa Avenue
San Diego, California 92123

PROXY STATEMENT
FOR THE 2003 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 8, 2003

GENERAL INFORMATION

        This Proxy Statement is being mailed on or about March 26, 2003 to the shareholders of Maxwell Technologies, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies on behalf of the Board of Directors of the Company to be used at the 2003 Annual Meeting of the Shareholders of the Company to be held on May 8, 2003 (the "Meeting") and any adjournment or adjournments thereof. Any proxy given may be revoked at any time prior to the exercise of the powers conferred by it by filing with the Secretary of the Company a written notice signed by the shareholder revoking such proxy or a duly executed proxy bearing a later date. In addition, the powers conferred by such proxy may be suspended if the person executing the proxy is present at the meeting and elects to vote in person. All shares represented by each properly executed and unrevoked proxy received in time for the Meeting will be voted (unless otherwise indicated thereon) in the manner specified therein at the Meeting and any adjournment or adjournments thereof.

        The Company will pay the expenses of soliciting proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of shares. In addition to the use of the mails, some of the Company's directors, officers and regular employees, without extra compensation, may solicit proxies by telephone, personal interview, or other means.

        The Company's annual report on Form 10-K for the fiscal year ended December 31, 2002 ("fiscal 2002"), as filed with the U.S. Securities and Exchange Commission is being mailed to shareholders concurrently with the mailing of this Notice of Annual Meeting and Proxy Statement. The Form 10-K contains, among other things, financial information regarding the Company and a discussion of developments in the Company's business during fiscal 2002.

VOTING RIGHTS

        The close of business on March 5, 2003 (the "Record Date") has been fixed by the Board of Directors as the record date for determining shareholders entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. On the Record Date, there were outstanding (number) shares of the Company's Common Stock, $.10 par value ("Common Stock"), all of one class and all of which are entitled to be voted at the Meeting. At the record date, there were 13,736,404 shares of the Common Stock outstanding and approximately 470 shareholders of record. Holders of such issued and outstanding shares of Common Stock are entitled to one vote for each share they hold.

        The holders of record of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting, present in person or represented by proxy, will constitute a quorum for the transaction of business. As to all matters, each shareholder is entitled to one vote for each share of Common Stock held. Under Delaware law, abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Brokers who hold shares in street name for customers have the authority to vote on certain items when they have not received instructions from beneficial owners. Brokers that do not receive instructions are entitled to vote on the election of directors and the appointment of independent auditors.

        With regard to the election of directors, the two nominees who receive the greatest number of votes will be elected to the Board. Shareholders are not entitled to cumulate votes. Votes against a candidate, votes withheld and abstentions have no legal effect in the election of directors. In matters other than the election of directors, the matter must be approved by a majority of the votes cast on each matter. Under Delaware law and the Company's bylaws, abstentions are counted as votes cast, and therefore have the same effect as votes against a matter. Broker non-votes, on the other hand, are not considered to be votes cast and have no effect on the outcome of the matter.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

        The following table sets forth certain information with respect to the beneficial ownership of the Common Stock by (i) each person (or group of affiliated persons) known by the Company to beneficially own more than five percent of the outstanding shares of Common Stock; and (ii) each director of the Company, (iii) each of the Named Executive Officers (see "Executive Compensation" below), and (iv) all directors and executive officers of the Company as a group. Information for the officers and directors is as of March 1, 2003. The address for each individual is 9244 Balboa Avenue, San Diego, CA 92123.

Name and Address of Beneficial Owner	Total Beneficial Ownership(1)		% Ownership(2)
Montena, SA Herzogstrasse 14, 8044 Zürich, Switzerland	2,250,000	(3)	16.38%
José Cortes	2,250,000	(3)	16.38%
Van Den Berg Management 1301 Capitol of Texas Hwy, Suite B-228, Austin, TX 78746	2,178,690	(4)	15.86%
Security Management Company, LLC One Security Benefit Place, Topeka, KS 66636-0001	1,520,900		11.07%
Royce & Associates, LLC 1414 Avenue of the Americas, 9th Floor, New York, NY 10019	813,200		5.92%
Carlton J. Eibl	297,461	(5)	2.12%
Richard D. Balanson	43,001	(5)	*
James A. Baumker	850	(5)	*
Richard Smith	54,147	(5)	*
Kenneth F. Potashner	21,849	(5)	*
Robert Guyett	21,000		*
Mark Rossi	—	(5)	0
Jean Lavigne	335	(5)	*
All directors and executive officers as a group (9 persons)	438,643	(5)	3.10%

*
Less than one percent.

(1)
Information with respect to beneficial ownership is based on information furnished to the Company by each shareholder included in the table or included in filings with the Securities and Exchange Commission. The Company understands that, except as footnoted, each person in the table has sole voting and investment power for shares beneficially owned by such person, subject to community property laws where applicable. In November 2002, certain members of the Board of Directors and the executive officers of the Company surrendered stock options with exercise prices above $10 per share in exchange for the issuance in late May 2003 of substitute stock options with exercise prices equal to the then-prevailing market price of the Common Stock on the actual date of grant. See "Option Exchange Program" below.

(2)
Shares of Common Stock subject to options that are currently exercisable or exercisable within 60 days of March 1, 2003 are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person. Percentage of ownership is based on 13,725,724 shares of Common Stock outstanding on March 1, 2003.

(3)
Mr. Cortes is Chairman and a principal owner of Montena, SA, Maxwell's largest shareholder and, as such, has shared voting and dispositive power with respect to the shares of Common Stock held by Montena, SA. Mr. Cortes' pecuniary interest in such Common Stock is limited to his equity ownership in Montena, SA. Mr. Cortes does not separately own shares of the Common Stock.

(4)
Of the total of 2,178,690 shares, Van Den Berg Management has sole voting power over 52,985 shares and shared voting power with respect to the balance and has sole power to dispose of 52,985 shares and shared dispositive power with respect to the balance.

(5)
Shares of Common Stock beneficially owned include options exercisable within 60 days of March 1, 2003 to purchase 283,030 shares granted to Mr. Eibl, 42,413 shares granted to Mr. Balanson, 42,000 shares granted to Mr. Smith, 21,849 shares granted to Mr. Potashner, and options to purchase 34,849 shares granted to all directors and officers as a group. In November 2002, certain members of the Board of Directors and the executive officers of the Company surrendered stock options with exercise prices above $10 per share in exchange for the issuance in late May 2003 of substitute stock options with exercise prices equal to the then-prevailing market price of the Common Stock on the actual date of grant. See "Option Exchange Program" below. The surrendered options are not part of shares or options beneficially owned as of March 1, 2003.

ELECTION OF DIRECTORS

        The Board of Directors of the Company is divided into three classes, with the terms of office of each class ending in successive years. The term of the directors currently serving in Class I expires with this Annual Meeting of Shareholders. The directors in Class II and Class III will continue in office until their terms expire at the 2004 and 2005 Annual Meeting of Shareholders, respectively. The directors elected in Class I at the Meeting will hold office for a term expiring at the 2006 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

        Holders of Common Stock are entitled to cast one vote for each share held for two nominees for director in Class I. The two nominees receiving the greatest number of votes will be elected directors of the Company in Class I. It is intended that the shares represented by the enclosed proxy will be voted, unless otherwise instructed, for the election of the nominees named below. While the Company has no reason to believe that either of the nominees will be unable to stand for election as a director, it is intended that if such an event should occur, such shares will be voted for such substitute nominee as may be selected by the Board of Directors.

        With the exception of Mr. Cortes who is serving as a director by designation of Montena, SA pursuant to the Purchase and Barter Agreement (the "Purchase Agreement") through which, as previously reported, the Company acquired all of the outstanding shares of capital stock of Montena Components Ltd. from Montena, SA, in July 2002, no arrangement or understanding exists between any nominee and any other person or persons pursuant to which any nominee was or is to be selected as a director. No nominee has any family relationship with any other nominee or with any of our executive officers or directors.

        Set forth below is certain information regarding the nominees for director and the other directors of the Company who will continue in office for terms extending beyond the Meeting.

NOMINEES FOR ELECTION AS DIRECTORS

Name and Age	Period Served as a Director, Positions and Other Relationships With the Company, and Business Experience
Kenneth F. Potashner, 45 (Class I)	Mr. Potashner has served as a director since April 1996 and as Chairman since April 1997. From the time he joined the Company in April 1996 until November 1998, he served Maxwell as President, Chief Executive Officer and Chief Operating Officer. From November 1998 until August 2002, Mr. Potashner served as Chief Executive Officer and Chairman of SonicBlue, a digital media company. From 1991 through 1994, he was Vice President, Product Engineering, for Quantum Corporation. From 1994 to April 1996, he served as Executive Vice President, Operations, of Conner Peripherals. Mr. Potashner is a director of Newport Corp.
José L. Cortes, 38 (Class I)
Mr. Cortes was appointed a director of the Company in July 2002. Mr. Cortes is Chairman of Montena, SA, which sold its Montena Components, Ltd., subsidiary to Maxwell in July 2002. Mr. Cortes, who resides in Zürich, Switzerland, also is a principal of GroCor Asset Management, AG, an asset management firm, and GenTurica, a private equity holding firm.

DIRECTORS CONTINUING IN OFFICE

Mark Rossi, 46 (Class II)	Mr. Rossi was appointed a director of the Company in November 1997 and elected to a full term at the Company's Annual Shareholder Meeting in January 1998. Mr. Rossi is a Senior Managing Director of Cornerstone Equity Investors, L.L.C., a New York-based private equity firm with assets under management in excess of $1 billion. Prior to the formation of Cornerstone Equity Investors in 1996, Mr. Rossi was President of Prudential Equity Investors, Inc. Mr. Rossi's industry focus is on technology-related and telecommunications companies. He is a member of the Board of Directors of True Temper, Inc. and Novatel Wireless, Inc. as well as several privately held companies.
Jean Lavigne, 65 (Class II)
Mr. Lavigne was appointed a director of the Company in August 1999. Until his retirement at the end of 2002, Mr. Lavigne served as Vice President and Country President in France and Belgium for Motorola, Inc., and he was President and Chief Executive Officer of Motorola, S.A. Prior to joining Motorola, Mr. Lavigne was with Digital Equipment Corporation ("DEC") in Europe where he was responsible for Interconnect Technology and served as a member of DEC's European Government Affairs Team.

Name and Age	Period Served as a Director, Positions and Other Relationships With the Company, and Business Experience
Robert Guyett, 66 (Class III)	Mr. Guyett was appointed a director in January 2000. He is a director and Treasurer of the Christopher Reeve Paralysis Foundation. Since 1995, he has been President and Chief Executive Officer of Crescent Management Enterprises, and for five years prior thereto, he was a director and Chief Financial Officer of Engelhard Corp. From 1987-1991, Mr. Guyett was a director and Chief Financial Officer of Fluor Corporation. Mr. Guyett is a director of Newport Corp. and several privately held companies.
Carlton J. Eibl, 42 (Class III)
Mr. Eibl was appointed a director in July 1998 and served as Chief Executive Officer of the Company from November 1999 to April 2003. From February 1999 until he formally joined the Company on December 1, 1999, Mr. Eibl served as President and Chief Operating Officer of Stratagene Corporation, a privately held biotechnology company. Prior thereto, Mr. Eibl held various executive positions with Mycogen Corporation, a diversified, publicly held agribusiness and biotechnology company. Mr. Eibl joined Mycogen in 1993 as Executive Vice President and General Counsel. In 1995, he was appointed President and Chief Operating Officer and in 1997 he became Chief Executive Officer. The Dow Chemical Company acquired Mycogen at the end of 1998.

Board of Directors Meetings and Committees

        The Board of Directors of the Company held a total of (5) five regular and special meetings during fiscal 2002. Each director continuing in office attended more than 75% of the aggregate of (a) the total number of meetings of the Board of Directors and (b) the total number of meetings of all committees of the Board on which he served.

        The Board of Directors has a Compensation Committee that authorizes and reviews officers' compensation. This committee acted during the course of regular Board meetings during 2002 with respect to compensation issues for executives of the Company and all grants of stock options. The current members who are continuing in office are Messrs. Rossi, Guyett and Lavigne. Since July 2002, Mr. Cortes also has served as a member of the Compensation Committee.

        The Board also has an Audit Committee, the function of which is to assist the full Board in fulfilling its responsibilities with respect to corporate accounting, auditing and reporting practices. In performing such function, the Audit Committee maintains a direct line of communication with the Company's independent auditors. This committee held (5) five meetings during fiscal 2002, and its current members who are continuing, or nominated to continue, in office are Messrs. Rossi, Guyett and Lavigne. Since July 2002, Mr. Cortes also has served as a member of the Audit Committee. The Audit Committee adopted a written charter in 2000 and it was included as an appendix to the Company's Proxy Statement for the 2001 Annual Shareholders' Meeting. Each member of the committee is independent within the meaning of Rule 4200(a)(15) of the National Association of Securities Dealers or NASD.

Compensation of Directors

        Each director of the Company (other than Mr. Eibl who receives no compensation other than that received as an officer of the Company) receives compensation of $6,250 per quarter and $1,000 per Board and Committee meeting attended ($500 per Board or Committee telephonic meeting in which such director participates).

        The Board has adopted and the company's shareholders have approved the Maxwell Technologies, Inc. 1999 Director Stock Option Plan (the "Director Option Plan"), which authorizes the granting of ten-year options to purchase an aggregate of 75,000 shares of the Common Stock to non-employee directors of the Company during the term of the Director Option Plan, which expires in 2009. Under the Director Option Plan, each eligible director automatically receives options to purchase 10,000 shares of Common Stock on the first business day following such director's initial Annual Shareholders' Meeting of the Company, and options to purchase 3,000 shares following subsequent Annual Shareholders' Meetings. The Director Option Plan also gives the Board the discretion to approve special options to eligible directors. The option price per share is the fair market value based on the public trading price of such shares on the date of grant. Options granted to directors vest in full on the first anniversary of the date of grant. As of December 31, 2002, options covering a total of 47,100 shares were outstanding under the Director Option Plan, and a total of 59,000 shares remained available for the grant of future options under such plan.

        The Board has adopted and the company's shareholders have approved, the Maxwell Technologies, Inc. 1994 Director Stock Purchase Plan (the "Director Purchase Plan"), under which directors, other than those who are full-time employees of the Company, have the opportunity to purchase directly from the Company shares of Common Stock at 100% of the public trading price of the shares. The Company also makes available to eligible directors the opportunity to purchase stock under the Director Purchase Plan with an advance of up to two years of their quarterly directors' fee, subject to the obligation to repay any unearned fee if any such director should leave the Board. An aggregate of 100,000 shares have been authorized for purchase by directors under the plan. The Director Purchase Plan authorizes purchases by eligible directors from and after January 1, 1995, the effective date of the plan, until the earlier of ten years thereafter or the issuance of all shares authorized for purchase. As of December 31, 2002, 47,491 shares remain available for purchase under the Director Purchase Plan.

Report of the Audit Committee

        The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements included in the Company's Annual Report on Form 10-K for fiscal year 2002 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

        The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board. The audit committee received from Ernst &Young, LLP ("Ernst & Young) written disclosure and the letter regarding its independence as required by Independence Standards Board Standard No. 1. The committee also discussed with the independent auditors the matters required by the Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

        The committee discussed with the Company's independent auditors the overall scope and plans for their audit. The committee meets with the independent auditors, with and without management present, to discuss the results of the auditors' examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

        In reliance on the reviews and discussions referred to above, the committee has recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year 2002 for filing with the Securities and Exchange Commission.

                      Dated: February 21, 2003

                      AUDIT COMMITTEE
                      Mark Rossi
                      Robert Guyett
                      Jean Lavigne
                      José Cortes

Fees To Independent Auditors

Audit Fees

        The aggregate fees incurred and payable to Ernst & Young for professional services rendered in connection with the audit of the Company's consolidated financial statements for the year ended December 31, 2002, including review of the Company's report on Form 8K setting forth required financial information of Montena Components, Ltd., in connection with its acquisition by the Company, and reviews of the Company's interim consolidated financial statements included in its Quarterly Reports on Form 10-Q during calendar year 2002 and 2001, were approximately $535,000 and $243,000, respectively.

Audit Related Fees

        The aggregate fees incurred and payable to Ernst & Young for professional services rendered in connection with statutory audits and the audit of the Company's 401(k) Plan during calendar year 2002 and 2001 were approximately $24,000 and $15,000, respectively.

Tax Fees

        Ernst & Young did not render any professional services during calendar year 2002 or 2001 in connection with tax advice or tax planning.

All Other Fees

        The aggregate fees incurred and payable to Ernst & Young for all professional services rendered during calendar year 2002, except for Audit Fees and Audit Related Fees, were approximately $1,500. No other fees for professional services, except for Audit Fees and Audit Related Fees, were incurred by the Company in calendar year 2001.

        The Audit Committee has determined the rendering of all other non-audit services by Ernst & Young is compatible with maintaining the auditor's independence.

        The Audit Committee annually approves the selection of the independent auditors and the proposed budget for the next year's audit and interim reviews. The Audit Committee approved all of the professional services rendered by Ernst & Young described above. Fees for special audits that may be required during the year as a result of an acquisition or as required by a regulatory agency of the U.S. Government are reviewed by the Audit Committee during the year. Other audit related fees, such as reviews and consultations on accounting matters are not pre-approved by the Audit Committee but are reviewed annually in conjunction with the selection of the independent auditors for the following year. In 2002, the Company established a policy to require Audit Committee advance approval for any non-audit related service to be provided by the independent auditors.

PROPOSAL TO
AUTHORIZE UNDER CERTAIN CONDITIONS, THE ISSUANCE OF UP TO 500,000 SHARES OF
COMMON STOCK TO MONTENA, SA, INSTEAD OF CASH

        The Board of Directors has approved, and recommends that the Company's shareholders authorize, the issuance of up to 500,000 shares of Common Stock under certain conditions, as provided for in an amendment to the Purchase Agreement pursuant to which, as previously reported, the Company acquired all of the outstanding capital stock of Montena Components Ltd. from Montena, SA, in July 2002 for 2.25 million shares of Common Stock and $3 million in cash. Montena Components Ltd. is a Swiss manufacturer and marketer of ultracapacitors, high voltage capacitors and battery and capacitor winding equipment. The acquisition of Montena Components Ltd. brought to the Company additional power business focused on high reliability components and additional design and production capabilities that enhance the Company's profile as a reliable, global supplier.

        In connection with the Company's acquisition of Montena Components Ltd., the Company agreed to provide to Montena, SA, the seller of Montena Components Ltd., a contingent purchase price adjustment payable, at the Company's election, in September 2003 either in cash or, subject to authorization from the Company's shareholders, in shares of Common Stock. Provided that Montena Components, Ltd. achieves total sales in excess of $20 million for the twelve-month period ending June 30, 2003, the Purchase Agreement, as amended, calls for Maxwell to provide the following share value support to Montena, SA:

        "To the extent that each share of Maxwell stock issued as part of the purchase price and held by Montena, SA on September 1, 2003 has a market value (based on the average 30 trading-day closing price ending on September 1, 2003—the "30 Day Measurement Price") of less than $9 per share, then Maxwell will provide to Montena, SA additional consideration equal, in total value, to (i) the difference between $9 and the 30 Day Measurement Price multiplied by (ii) such number of shares held by Montena, SA on September 1, 2003; provided, however, that such additional consideration will in no event be greater than 500,000 shares of Maxwell Common Stock (based on the 30 Day Measurement Price) or cash equal in value to 500,000 shares of Maxwell Common Stock valued at the 30 Day Measurement Price. Such additional consideration may be provided by Maxwell (at the sole discretion of Maxwell) in cash or in shares of Maxwell Common Stock, subject to the following conditions: Maxwell shall provide such additional consideration in shares of Maxwell Common Stock only if the authority for such issuance has been approved by the shareholders of Maxwell, and in the event that Montena, SA votes its shares of Maxwell Common Stock on such matter, Montena, SA agrees to vote such shares to approve the use of Maxwell Common Stock as the additional consideration."

        Under the rules of the NASD, the shareholders of the Company must approve the potential issuance of additional shares of Common Stock pursuant to the Purchase Agreement because of the total number of shares that may be issued to Montena, SA. The Board of Directors believes that it would be preferable to discharge any additional obligation to Montena, SA as described above in shares of Common Stock to conserve the Company's cash reserves. If the proposal is approved, it is the Company's current intention to pay any amount due to Montena, SA in shares of Common Stock. If the proposal is not approved, the amount due, if any, will be paid in cash as required by the Purchase Agreement.

  VOTE REQUIRED

        The affirmative vote of a majority of the shares of Common Stock present and voting on the proposal at the meeting is required to authorize the issuance of additional shares of Common Stock to Montena, SA to the extent required by the Purchase Agreement.

  RECOMMENDATION OF BOARD OF DIRECTORS

        The Board of Directors recommends that the shareholders vote FOR the proposal to authorize the issuance of additional shares of Common Stock to Montena, SA under the conditions described above.

EXECUTIVE COMPENSATION

Executive Compensation

        The following table sets forth certain summary information concerning the compensation earned by the Company's Chief Executive Officer and its other most highly compensated executive officers (the "Named Executive Officers") whose salary and bonuses for fiscal 2002 exceeded $100,000 for services rendered to the Company and its subsidiaries in all capacities during the fiscal year. No executive officer who would otherwise have been includable in such table on the basis of salary and bonus earned for fiscal 2002 has resigned or otherwise terminated employment during fiscal 2002.

        In March 2003, the Company announced a management transition plan through which the Company's president and chief operating officer, Richard Balanson, will succeed toe Company's chief executive officer, Carlton Eibl, to become Maxwell's President and Chief Executive Officer effective in April 2003.

Summary Compensation Table

Annual Compensation(2)
Name and Position	Year(1)	Salary	Bonus		401(k) Match(3)		Stock Option Grants(4) (No. of Shares)	All Other Compensation(5)
Carlton J. Eibl Chief Executive Officer, Director	2002 2001 2000	$427,000 453,346 421,654	$	— — —	$ $	2,200 2,507 —	100,000 — 90,000	$	— — —
Richard D. Balanson President & Chief Operating Officer	2002 2001 2000	$303,846 285,577 240,192	$	— — —		$4,082 5,100 1,067	62,386 — 112,324		$50,000 — —
John D. Werderman(6) Vice President	2002 2001 2000	$259,813 238,856 221,154	$	— — —		$6,000 5,100 5,100	— — 9,018		$636,239 86,400 50,000
Donald M. Roberts(6) Vice President, Secretary and General Counsel	2002 2001 2000	$218,659 199,385 184,616	$	— — —		$6,000 5,100 5,100	— — 30,000	$	— 31,875 —
James A. Baumker Vice President-Finance Chief Financial Officer And Treasurer	2002 2001	$187,884 164,423	$	— —		$5,407 2,729	64,000 30,000		$10,000 —
Richard Smith Vice President, Strategic Business Development, and Secretary	2002	$200,492		$—		$5,792	56,000		$—

(1)
The years designated "2000", "2001" and "2002" are the fiscal years ended December 31, 2000, December 31, 2001 and December 31, 2002 respectively.

(2)
Amounts shown include cash compensation earned and received by executive officers as well as amounts earned but deferred at the election of those officers under the Company's 401(k) Savings Plan.

(3)
Amounts in this column consist of matching contributions made by the Company under its 401(k) Plan.

(4)
Options shown in this column are options to purchase shares of Common Stock granted under the Company's 1995 Stock Option Plan. The options granted in 2002 to Messrs. Eibl, Balanson and Baumker and the options granted in 2001 to Mr. Balanson have been surrendered to the Company in exchange for the grant of substitute options in May 2003. See "Option Exchange Program" below.

  In addition to the Company's stock option program, various subsidiaries of the Company also maintained employee stock option plans. During the years covered in this table, options were granted to certain individuals named in the table by Maxwell Electronic Components Group, Inc. ("Electronic Components Group") and I-Bus/Phoenix, Inc. ("I-Bus/Phoenix"), as follows: fiscal 2000—Mr. Werderman and Mr. Baumker received options for 50,000 shares and 60,000 shares, respectively of I-Bus/Phoenix. In April 2002, the Company and its I-Bus/Phoenix and Electronic Components Group subsidiaries engaged in merger transactions that converted outstanding options of each such subsidiary into options for Common Stock (see "Subsidiary Option Conversion" below).

(5)
For Mr. Balanson, the amount for fiscal 2002 represents relocation expenses paid to Mr. Balanson to move his residence from the Los Angeles area to San Diego. For Mr. Werderman, the amount for fiscal 2000 represents a loan from the Company that was forgiven in that fiscal year; the amount for fiscal 2001 represents $43,900 in tax reimbursement for income relating to the loan forgiven in fiscal 2000 and $42,500 in payments for appreciation under vested stock options in the Company's subsidiary Maxwell Technologies Systems Division, Inc. ("Systems") made in connection with the sale of Systems in that fiscal year; and the amount in 2002 represents income to Mr. Werderman associated with the gain realized by Mr. Werderman upon the exercise of Maxwell stock options. For Mr. Roberts, the fiscal 2001 amount represents payments for appreciation under vested stock options in Systems made in connection with the sale of such subsidiary in that fiscal year. For Mr. Baumker, the amount for fiscal 2002 represents a loan from the Company that was forgiven in that fiscal year.

(6)
Messrs. Werderman and Roberts resigned from the Company and its subsidiaries in May 2002 and November 2002, respectively.

Option Grants in Last Fiscal Year

        The following table shows information on options to purchase Common Stock granted to Named Executive Officers during fiscal 2002. Pursuant to Securities and Exchange Commission rules, the table also shows the value of the options at the end of the ten-year option term if the stock price were to appreciate annually by 5% and 10%, respectively. These assumed values may not reflect actual value at the times indicated.

						Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
		Percentage of Total Options To Employees in Fiscal Year Ended December 31, 2002
Name	Options Granted(1)			Exercise Price (per share)	Expiration Date
						5%	10%
Richard Smith	20,000 21,000 15,000	1.8 1.89 1.35	% % %	10.31 2.76 1.92	1/29/12 11/7/06 11/7/06	129,678 36,451 18,112	328,630 92,373 45,900

(1)
The options shown in the table are under the Company's 1995 Stock Option Plan and are either incentive stock options or non-qualified stock options, granted at a purchase price no less than the fair market value of the underlying Common Stock based on the closing trading price of such stock on the date of grant. Also includes Company stock options issued upon conversion of subsidiary stock options into Company stock options in April 2002 (see "Subsidiary Option Conversion" below).

Fiscal Year End Option Values

        Shown below is information for each Named Executive Officer with respect to the value of stock options exercised by such person in fiscal 2002, measured in terms of the closing price of Common Stock on the date of exercise; and the value of unexercised options to purchase Common Stock held by such person, measured in terms of the closing price of the Common Stock on December 31, 2002.

			Number of Unexercised Options Held at December 31, 2002(1)		Value of Unexercised In-the-Money Options at December 31, 2002
Name	Shares Acquired on Exercise (No. of Shares)	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Carlton J. Eibl	—	—	283,030	—	—	—
Richard D. Balanson	—	—	42,143	—	—	—
James A. Baumker	—	—	—	—	—	—
Richard Smith	—	—	36,000	20,000	86,760	206,200

(1)
In November 2002, certain members of the Board of Directors and the executive officers of the Company surrendered stock options with exercise prices above $10 per share in exchange for the issuance in late May 2003 of substitute stock options with exercise prices equal to the then-prevailing market price of the Common Stock on the actual date of grant. See "Option Exchange Program" below. The surrendered options are not deemed held at December 31, 2002.

Equity Compensation Plan Information

        The following table provides information as of December 31, 2002 with respect to shares of Common Stock that may be issued under the Company's existing equity compensation plans.

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans uexcluding securities reflected (in column (a))
Equity compensation plans approved by securities holders	749,711	$12.04	2,301,194	(1)
Equity compensation plans not approved by security holders	446,729	$7.49
Total	1,196,440	$10.50	2,021,314

(1)
Consists of the 1995 Employee Stock Option Plan, the 1989 Directors Stock Option Plan, the 1999 Directors Stock Option Plan, the 1994 Employee Stock Purchase Plan and the 1994 Director Stock Purchase Plan.

        Option Grant to Chief Executive Officer.    In conjunction with his employment agreement in December 1999, Mr. Eibl was granted non-qualified options to purchase 294,030 shares of Common Stock at an exercise price of $8.75 per share, the fair market value of the Common Stock on the date of grant, with monthly vesting over 48 months commencing in December 1999. The options were not granted under any of the Company's stock option plans. Mr. Eibl has exercised options for 11,000 shares and has outstanding options to purchase 283,030 shares of Common Stock.

        Subsidiary Options Conversion.    The Company and its I-Bus/Phoenix and Electronic Components Group subsidiaries implemented a merger transaction converting shares of common stock of the subsidiaries held by persons other than the Company into shares of the Company's Common Stock and converting outstanding options for stock of the subsidiaries into options for the Company's Common Stock. Each subsidiary was appraised by an independent appraisal firm to determine the fair market value of its stock. An exchange ratio was determined for each merger based upon the appraised fair market value of the subsidiary and the average trading price for the Common Stock. The purpose of these merger transactions was to provide liquidity to shareholders of the subsidiaries and to simplify the Company's corporate structure by making each of the I-Bus/Phoenix and Electronic Components Group a wholly owned subsidiary. As of December 31, 2002, options to purchase 163,699 shares of Common Stock were outstanding.

Compensation Committee Interlocks and Insider Participation

        During fiscal 2002, the Compensation Committee consisted of Messrs. Guyett, Lavigne, Rossi and, since July 2002, Cortes, and those directors serve as the current members of such committee. None of the members of the Compensation Committee served as an officer or employee of the Company or its subsidiaries during the past fiscal year, and there were no compensation committee interlocks with other companies within the meaning of the Securities and Exchange Commission's rules during the past fiscal year.

Employment Contracts, Termination of Employment and Change-In-Control Arrangements

        In March 2003, the Company announced a management transition plan through which the Company's president and chief operating officer, Richard Balanson, will succeed the Company's chief executive officer, Carlton Eibl, to become Maxwell's President and Chief Executive Officer effective in April 2003. In connection with this succession, Mr. Eibl's Employment Agreement described below will be terminated. In its place, the Company plans to enter into a transition services agreement with Mr. Eibl pursuant to which Mr. Eibl, through 2004, will (i) oversee and assist the strategic development of Maxwell's patent estate, (ii) assist with corporate governance and (iii) manage the intellectual property assets and contractual obligations of the Company's PurePulse Technologies subsidiary, which suspended operations in September 2002. From April 2003 through December 2004, Mr. Eibl will receive total compensation for such services of $437,000.

        Pursuant to the Company's stock option plans, Mr. Eibl will retain his stock options so long as he continues to serve as a member of the Company's Board of Directors or otherwise is an eligible participant under the Company's stock option programs. Mr. Eibl has agreed not to sell any shares of Maxwell stock, including shares acquired upon the exercise of stock options, until after 2004.

        Employment Contracts.    In November 1999, the Company entered into an Employment Agreement with Carlton J. Eibl pursuant to which Mr. Eibl became the president and chief executive officer of the Company effective December 1, 1999. As discussed above, this agreement will be terminated in April 2003. The agreement requires Mr. Eibl to perform duties associated with the office of chief executive of the Company plus other duties or positions as the board of directors may require. The agreement provides for a base salary of $425,000 per year, reviewed annually, with an annual bonus opportunity targeted at 100% of base salary, to be determined by the board of directors. Such bonus is based on financial and non-financial performance targets set by the board of directors. The agreement provided for the grant of special, non-qualified options to purchase 294,030 shares of Common Stock at an exercise price of $8.75 per share, with monthly vesting over 48 months commencing in December 1999.

        Under the agreement, Mr. Eibl becomes immediately vested in all of his options, and receive payments equal to twice his annual salary then in effect, in the event a "change of control" occurs and either his compensation or responsibilities are reduced or the Company's principal place of business is moved outside of San Diego County. A "change of control" is defined as the acquisition by a person or group of a majority of the Company's stock by direct purchase or through merger, the liquidation or sale of substantially all of the assets of the Company or a change in the majority of the members of the board of directors other than through membership changes determined by the board itself. If Mr. Eibl is terminated without cause, he is to be paid an amount equal to his annual base salary in effect on the date of termination plus his target bonus for that year, and his stock options continue to vest for one year following such termination. If Mr. Eibl voluntarily resigns or is terminated for cause, he is to be paid only such salary and accrued vacation pay.

Certain Transactions

        Mr. Balanson received a loan on his date of hire in August 1999, which was forgivable 36 months thereafter provided that Mr. Balanson did not resign from the Company prior to that time. The loan and its forgiveness was extended in May 2002 to May 2004.

        In January 2000, the Board adopted, and the Company's shareholders subsequently approved, the Company's Management Equity Ownership Program (the "Program"). Under the Program, executive officers of the Company and other member of senior management selected by the Committee were offered full-recourse loans from the Company to be used to purchase stock of the Company. Repayments of the loans were secured by shares purchased with the loan proceeds. On June 3, 2002, the Company determined to extinguish the program and cancelled the 74,000 shares and $970,000 loan balance outstanding under the plan. (See "Other Programs" below.)

        In January 2001, the Company borrowed $1,500,000 from Carl Eibl, its chief executive officer, bearing interest at 11%. The loan was repaid in March 2001.

Subsidiary Options Conversion

        In April 2002, the Company and its I-Bus/Phoenix and Electronic Components Group subsidiaries completed merger transactions that had the effect of converting shares of Common Stock of those subsidiaries held by persons other than the Company into shares of the Company's Common Stock and converting outstanding options for stock of those subsidiaries into options for the Company's Common Stock. Each subsidiary was appraised by an independent appraisal firm to determine the fair market value of its stock. An exchange ratio was determined for each merger based on the appraised fair market value of the subsidiary and a recent average trading price for Common Stock. The purpose of these merger transactions was to provide liquidity to shareholders of the subsidiaries and to simplify the Company's corporate structure by making each of I-Bus/Phoenix and Electronic Components Group a wholly-owned subsidiary.

        The following table shows the number and exercise price of Company stock options that were received by individuals serving as directors or executive officers of the Company when the merger transactions were completed.

Name	Subsidiary Options(1)		Subsidiary Option Exercise Price		Converted Company Options(2)	Company Option Exercise Price
Kenneth F. Potashner	150,000 100,000	IBP ECG	$ $	0.767 1.16	60,000 42,000	$ $	1.92 2.76
John D. Werderman	150,000 50,000 25,000 5,680	IBP IBP ECG ECG	$ $ $ $	0.767 4.80 1.16 6.16	60,000 20,000 10,500 2,385	$ $ $ $	1.92 12.00 2.76 14.67
Donald M. Roberts	56,250 37,500 6,491	IBP ECG ECG	$ $ $	0.767 1.16 6.16	22,500 15,750 2,726	$ $ $	1.92 2.76 14.67
James A. Baumker	40,000 20,000	IBP IBP	$ $	4.80 5.40	16,000 8,000	$ $	12.00 13.50
Richard D. Balanson	5,668	ECG		$6.16	2,386		$14.67

(1)
Previously outstanding options for common stock of I-Bus/Phoenix, Inc. ("IBP") or Maxwell Electronic Components Group, Inc. ("ECG").

(2)
All Company stock options granted in the merger transactions were from a stock option plan adopted only for this purpose and under which no future options will be granted. All such stock options are non-qualified options and bear vesting schedules and expiration dates identical to the converted former subsidiary options. All Company stock options in the table issued in the exchange were exercisable on the date of the exchange except (i) Mr. Werderman's options with a $12.00 exercise price were 25% exercisable and his options with a $14.67 exercise price were 50% exercisable; (ii) Mr. Roberts' options with a $14.67 exercise price were 50% exercisable; and (iii) all of Mr. Baumker's options were 25% exercisable.

Option Exchange Program

        In November 2002, the Board of Directors approved, and the Company established, a program to restore equity incentives for key employees and outside directors. In November 2002, 853,461 options with strike prices above $10, which were held by senior management and outside directors, were voluntarily cancelled by the option holders in exchange for the future issuance in late May 2003 of substitute stock options with a strike price equal to the then-prevailing market price of the Common Stock. Other employees who hold options with strike prices above $10 will be eligible for a special option grant in late May 2003, to be determined at that time by the Board of Directors to ensure that they have meaningful equity incentives.

        The following table shows the number and exercise price of Company stock options that were surrendered by individuals serving as directors or executive officers of the Company under the option exchange program for the opportunity to receive substitute Company stock options in May 2003 with an exercise price per share equal to the then-prevailing market price of the Common Stock on the actual date of grant.

Name	Number of Options Surrendered	Option Exercise Price
Kenneth Potashner	3,000 31,251 100,000 70,000	$15.70 19.50 24.63 25.88
Jean Lavigne	10,000 3,000	$11.81 15.70
Mark Rossi	10,000 3,000 6,000 7,000	$11.81 15.70 28.81 32.75
Carlton J Eibl	100,000 90,000 10,000	$10.31 13.81 32.75
Richard D. Balanson	60,000 36,324 50,000 75,000 2,386 50,000	$10.31 10.88 13.13 13.81 14.67 23.63
Richard Smith	7,500 25,000	$11.81 13.81
James A. Baumker	40,000 10,000 8,000 16,000 30,000	$10.31 11.75 12.00 13.50 15.95

TOTAL	853,461

Other Programs

        In January 2000, the Board adopted, and the Company's shareholders subsequently approved, the Company's Management Equity Ownership Program. Under the Program, executive officers of the Company and other members of senior management received full recourse loans from the Company to purchase shares of Common Stock. The loans bore interest and were required to be repaid in annual installments of principal and interest over a four-year period. Repayment of each loan was secured by the shares purchased with the loan proceeds. On February 1, 2000, loans in the total amount of $900,000, bearing interest at 6.56%, were made in connection with the purchase of shares directly from the Company by Carlton J. Eibl—20,833 shares; Richard D. Balanson, Donald M. Roberts, and John D. Werderman—8,333 shares each; and nine other members of management—a total of 20,830 shares. All of these purchases were made at the $12.00 per share closing price on the date of purchase. On June 3, 2002 the Company dissolved the Management Equity Ownership Program and accepted the shares purchased with loans authorized under the Program as repayment in full for the loans outstanding on that date. On June 3, 2002 the closing price of the Common Stock was $12.25 per share.

Shareholder Return Performance Presentation

        Set forth below is a line graph comparing the cumulative total return to shareholders on the Common Stock with the cumulative total return on the Nasdaq and the Russell 2000 Index over a 65-month period consisting of the Company's last five full fiscal years and the five-month period ending December 31, 1999. The Company has selected the Russell 2000 Index, consisting of issuers with relatively small market capitalization as is the case with the Company, for this comparison rather than a peer group or published industry or line-of-business index because the Company's operations are in several industries and are not readily comparable to any peer group or single published industry or line-of-business index.

COMPARISON OF 65 MONTH CUMULATIVE TOTAL RETURN*
AMONG MAXWELL TECHNOLOGIES, INC.
THE NASDAQ STOCK MARKET (U.S. & FOREIGN) INDEX
AND THE RUSSELL 2000 INDEX

Report of the Compensation Committee on Executive Compensation

        As described in more detail below, the Company's executive compensation consists of three principal components—base salary, annual incentive compensation and stock option awards as determined by the Compensation Committee of the Board of Directors.

        The compensation policies of the Company are designed to set its executive compensation, including salary and short-term and long-term incentive programs, at a level consistent with amounts paid to executive officers of companies of similar size and business orientation and consistent with marketplace requirements to attract and retain management personnel with the experience and background to drive the commercialization of the Company's technologies. In this regard, the compensation policies of the Company are designed to link executive officer bonus compensation to the Company's performance in the short-term and to emphasize compensation from equity, primarily employee stock options, for long-term incentives.

        The Company's policy is to qualify executive compensation to be deductible under applicable provisions of the Internal Revenue Code of 1986. However, occasionally, in hiring a key individual such as the chief executive officer, one or another component of the compensation package may not fully qualify for deductibility under such provisions. Under those circumstances, the Board may conclude that inclusion of this element of compensation is an important factor in the Company's ability to secure the services of the particular individual and is therefore in the Company's best interest, notwithstanding the potential inability to deduct the particular component of compensation.

        The three principal components of the Company's executive compensation are as follows:

  (1)
  Base Salary.    Base salary is intended to be set at a level consistent with amounts paid to executive officers of companies of comparable size and business areas and generally reflective of the performance of the Company and the individual. Salaries for executive officers are reviewed on an annual basis. Base salary for Mr. Eibl in his capacity as Chief Executive Officer of the Company through April 2003 is set forth in his employment agreement described above and did not change since his original date of hire in December 1999. Base salary for Mr. Balanson upon his succession of Mr. Eibl in April 2003 as President and Chief Executive Officer will be established at the next meeting of the Compensation Committee in early May 2003.

  (2)
  Annual Incentive Compensation.    The annual cash incentive bonus program for executive officers is based on achieving performance targets for revenue and operating income. The Company underwent a substantial restructuring and reorganization during the last three fiscal years and based on the operating results for fiscal 2002 no executive officer received a bonus for that year. For fiscal 2003, the Compensation Committee has adopted a bonus plan for executive officers based on revenue and profitable operating income performance targets. These performance targets are set as part of the annual budgeting process for the Company.

  (3)
  Long Term Incentive Compensation/Stock Options.    The Company's long-term incentive program consists of a stock option program pursuant to which the Chief Executive Officer and other executive officers (as well as other key employees) are periodically granted stock options at the then fair market value of the Company's Common Stock.

                      Dated: February 21, 2003

                      COMPENSATION COMMITTEE

                      Robert Guyett
                      Jean Lavigne
                      Mark Rossi
                      José Cortes

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires "insiders", including the Company's executive officers, directors and beneficial owners of more than 10% of the Common Stock, to file reports of ownership and changes in ownership of our Common Stock with the Securities and Exchange Commission and Nasdaq, and to furnish the Company with copies of all Section 16(a) forms they file. To the best of our knowledge, based solely on our review of the copies of such forms received by the Company, or written representations from reporting persons that no Form 5s were required for those persons, the Company believes that the insiders have complied with all applicable Section 16(a) filing requirements during fiscal 2002.

        Kenneth Potashner, Director, acquired and disposed of shares during the month of May 2002. Such transactions were reported on Form 4 on June 18, 2002. Pursuant to the rules under Section 16(a) of the Securities Exchange Act of 1934, this Form 4 was due by June 10, 2002.

SHAREHOLDER PROPOSALS

        Shareholders may present proposals for inclusion in the proxy statement and form of proxy to be used in connection with the 2004 Annual Meeting of Shareholders of the Company, provided such proposals are received by the Company no later than December 1, 2003 and are otherwise in compliance with applicable laws and regulations. If a shareholder notifies the Company in writing prior to March 1, 2004, that he or she intends to present a proposal at the Company's 2004 Annual Meeting of Shareholders, the proxyholders designated by the Board of Directors may exercise their discretionary voting authority with regard to the shareholder's proposal only if the Company's proxy statement discloses the nature of the shareholder's proposal and the proxyholder's intentions with respect to the proposal. If the shareholder does not notify the Company by such date, the proxyholders may exercise their discretionary voting authority with respect to the proposal without such discussion in the proxy statement.

OTHER BUSINESS

        The Board of Directors does not intend to present any other business at the meeting and knows of no other matters which will be presented at the meeting.

INCORPORATION BY REFERENCE

        The rules of the Securities and Exchange Commission, or SEC, allow the Company to "incorporate by reference" certain information into this proxy statement, which means that the Company can disclose important information to you by referring you to another document the Company is providing to you. This proxy statement incorporates by reference the consolidated financial statements and the notes related thereto contained in our Summary Annual Report and Form 10-K for the year ended December 31, 2002, a copy of which is being furnished to you with this proxy statement. Copies of all documents incorporated by reference may be obtained by written request of the Company at the address set forth in this proxy statement.

                      By Order of the Board of Directors

                      Richard Smith
                       Secretary

Dated: March 24, 2003

        YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

MAXWELL TECHNOLOGIES, INC.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE 2003 ANNUAL MEETING OF SHAREHOLDERS

        The undersigned shareholder of MAXWELL TECHNOLOGIES, INC. hereby appoints Carlton J. Eibl and Richard Smith and each of them with full power of substitution to each, proxies of the undersigned to represent the undersigned at the 2003 Annual Meeting of Shareholders of MAXWELL TECHNOLOGIES, INC. to be held on May 8, 2003, at 10:00 A.M., local time, at The Holiday Inn located at 3805 Murphy Canyon Rd., San Diego, California and at any adjournment(s) thereof, with all power, including voting rights, which the undersigned would possess if personally present at said meeting on the matters set forth on the reverse side.

        THIS PROXY WILL BE VOTED AS DIRECTED. UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE AND FOR PROPOSALS (2) AND (3).

        The proxies (or, if only one, then that one proxy) or their substitutes acting at the meeting may exercise all powers hereby conferred.

        The undersigned hereby revokes any prior proxy and ratifies and confirms all that the above-named proxies or their substitutes, and each of them, shall lawfully do or cause to be done by virtue hereof.

        The undersigned hereby acknowledges receipt of the Notice of the 2003 Annual Meeting of Shareholders and accompanying Proxy Statement dated March 10, 2003.

/*\ FOLD AND DETACH HERE /*\

Please mark your votes as indicated in this example	☒
		FOR	WITHHELD FOR ALL			FOR	AGAINST	ABSTAIN
1. 01 02	Election of Directors Nominees: Kenneth Potashner José Cortez	☐	☐	2.	To authorize issuance of up to 500,000 shares of common stock to Montena, SA.	☐	☐	☐
						FOR	AGAINST	ABSTAIN
WITHHELD FOR: (to withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)				3.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereafter.

Signature	Signature	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

/*\ FOLD AND DETACH HERE /*\

DIRECTION CARD
TO: MAXWELL TECHNOLOGIES, INC., TRUSTEE
MAXWELL TECHNOLOGIES, INC. ESPP PLAN

        You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Maxwell Technologies, Inc. Common Stock held for my account in the Maxwell Technologies, Inc. ESPP Plan (the "Plan") at the Annual Meeting of Stockholders of Maxwell Technologies, Inc. to be held on May 8, 2003, or any adjournment thereof, as marked on the reverse side of this card.

        Unless Maxwell Technologies, Inc., as trustee for the Plan, receives my vote by May 5, 2003, it will not vote the shares allocated to my Plan account.

(Continued, and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

/*\ FOLD AND DETACH HERE /*\

Please mark your votes as indicated in this example	☒
		FOR	WITHHELD FOR ALL			FOR	AGAINST	ABSTAIN
1. 01 02	Election of Directors Nominees: Kenneth Potashner José Cortez	☐	☐	2.	To authorize issuance of up to 500,000 shares of common stock to Montena, SA.	☐	☐	☐
						FOR	AGAINST	ABSTAIN
WITHHELD FOR: (to withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)				3.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereafter.

Signature	Signature	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

/*\ FOLD AND DETACH HERE /*\

DIRECTION CARD
TO: MAXWELL TECHNOLOGIES, INC., TRUSTEE
MAXWELL TECHNOLOGIES, INC. 401(K) PLAN

        You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Maxwell Technologies, Inc. Common Stock held for my account in the Maxwell Technologies, Inc. 401(k) Plan (the "Plan") at the Annual Meeting of Stockholders of Maxwell Technologies, Inc. to be held on May 8, 2003, or any adjournment thereof, as marked on the reverse side of this card.

        Unless Maxwell Technologies, Inc., as trustee for the Plan, receives my vote by May 5, 2003, it will vote the shares allocated to my Plan account.

(Continued, and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

/*\ FOLD AND DETACH HERE /*\

Please mark your votes as indicated in this example	☒
		FOR	WITHHELD FOR ALL			FOR	AGAINST	ABSTAIN
1. 01 02	Election of Directors Nominees: Kenneth Potashner José Cortez	☐	☐	2.	To authorize issuance of up to 500,000 shares of common stock to Montena, SA.	☐	☐	☐
						FOR	AGAINST	ABSTAIN
WITHHELD FOR: (to withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)				3.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereafter.

Signature	Signature	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

/*\ FOLD AND DETACH HERE /*\

QuickLinks

GENERAL INFORMATION
VOTING RIGHTS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
ELECTION OF DIRECTORS
NOMINEES FOR ELECTION AS DIRECTORS
DIRECTORS CONTINUING IN OFFICE
PROPOSAL TO AUTHORIZE UNDER CERTAIN CONDITIONS, THE ISSUANCE OF UP TO 500,000 SHARES OF COMMON STOCK TO MONTENA, SA, INSTEAD OF CASH
EXECUTIVE COMPENSATION
Summary Compensation Table
SHAREHOLDER PROPOSALS
OTHER BUSINESS
INCORPORATION BY REFERENCE